UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1193

Fidelity Magellan Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Magellan®

Fund

Annual Report

March 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended March 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan Fund	30.35%	-2.20%	9.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Stansky, Portfolio Manager of Fidelity® Magellan® Fund

Robust domestic economic growth and improved corporate profits helped fuel a broad-based rally in U.S. equity markets during the 12-month period ending March 31, 2004. The U.S. Commerce Department reported that the rate of economic growth - as represented by gross domestic product - was 8.2% in the third quarter of 2003, followed by a solid 4.1% annualized rate in the fourth quarter. Not since 1984 had the economy grown as fast in back-to-back quarters. As for corporate profitability, the government said after-tax corporate profits rose by 7.6% in the fourth quarter of 2003, following a 10.1% increase for the prior quarter. In response, major equity market benchmarks surged higher, most notably the Russell 2000® Index, a benchmark of small-cap stock performance, which returned 63.83% during the 12-month period. Elsewhere, the tech-heavy NASDAQ Composite® Index gained 49.38%, the large-cap-oriented Standard & Poor's 500SM Index rose 35.12%, and the blue-chips' Dow Jones Industrial AverageSM advanced 32.39%. As the period ended, geopolitical concerns, high energy prices and lackluster job growth combined to temper the market's advance.

Fidelity Magellan Fund posted a strong absolute return of 30.35% during the past year, but trailed both the S&P 500® and the LipperSM Growth Funds Average, the latter of which returned 35.87%. Underweighting the surging technology sector, including names such as Cisco Systems and Intel, was the primary reason for the fund's shortfall relative to the index. Weak results in health care also detracted from performance compared to the S&P 500. Merck suffered when it announced that two drugs were being dropped out of Phase III clinical trials. Thus, its earnings estimates were cut and the stock fell quickly. Media play Viacom also detracted significantly as advertising activity among radio and local TV networks failed to accelerate. On the plus side, the fund's positioning in financials was generally positive. An emphasis on brokerage firms and other companies tied to the capital markets worked out well. Citigroup, the fund's largest holding at period end, was its best absolute contributor and second-best relative performer. Morgan Stanley and Goldman Sachs also boosted returns in this space.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.6	4.6
American International Group, Inc.	3.6	3.2
General Electric Co.	3.1	3.4
Viacom, Inc. Class B (non-vtg.)	2.9	3.0
Pfizer, Inc.	2.7	2.5
Microsoft Corp.	2.7	3.2
Exxon Mobil Corp.	2.1	2.1
Home Depot, Inc.	1.9	1.7
Wal-Mart Stores, Inc.	1.9	1.8
ChevronTexaco Corp.	1.8	1.5
	27.3
Top Five Market Sectors as of March 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	23.2
Consumer Discretionary	16.8	16.7
Information Technology	16.1	13.9
Health Care	12.5	13.9
Consumer Staples	8.9	8.6
Asset Allocation (% of fund's net assets)
As of March 31, 2004*		As of September 30, 2003**
	Stocks 98.8%		Stocks 95.6%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	3.1%	** Foreign investments	2.2%

Annual Report

Investments March 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.8%
Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment, Inc. (a)	2,029,200	$ 26,461
Extended Stay America, Inc.	1,897,200	36,749
McDonald's Corp.	6,947,400	198,487
Starwood Hotels & Resorts Worldwide, Inc. unit	4,023,827	162,965
		424,662
Household Durables - 0.4%
Black & Decker Corp.	1,100,000	62,634
Centex Corp.	1,200,000	64,872
Leggett & Platt, Inc.	5,300,000	125,663
		253,169
Internet & Catalog Retail - 0.2%
eBay, Inc. (a)	100,000	6,933
InterActiveCorp (a)	3,700,000	116,883
		123,816
Media - 8.2%
Citadel Broadcasting Corp.	145,000	2,530
Clear Channel Communications, Inc.	19,032,854	806,041
Comcast Corp.:
Class A (a)	8,956,359	257,406
Class A (special) (a)	3,936,600	109,752
Cox Communications, Inc. Class A (a)	2,639,400	83,405
EchoStar Communications Corp. Class A (a)	2,400,000	78,600
Fox Entertainment Group, Inc. Class A (a)	4,000,000	108,400
Gannett Co., Inc.	1,492,300	131,531
Liberty Media Corp. Class A (a)	6,000,000	65,700
McGraw-Hill Companies, Inc.	666,000	50,709
News Corp. Ltd. ADR	4,600,000	165,508
Omnicom Group, Inc.	3,401,576	272,976
Time Warner, Inc. (a)	46,386,854	782,082
Tribune Co.	1,733,922	87,459
Univision Communications, Inc. Class A (a)	2,090,000	68,991
Viacom, Inc. Class B (non-vtg.)	49,259,937	1,931,482
Walt Disney Co.	20,001,500	499,837
		5,502,409
Multiline Retail - 0.9%
Federated Department Stores, Inc.	1,447,300	78,227
JCPenney Co., Inc.	800,000	27,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kohl's Corp. (a)	2,400,000	$ 115,992
Target Corp.	8,200,000	369,328
		591,371
Specialty Retail - 5.8%
AutoNation, Inc. (a)	6,830,427	116,459
Best Buy Co., Inc.	9,798,900	506,799
Gap, Inc.	3,369,300	73,855
Home Depot, Inc.	33,462,500	1,250,159
Limited Brands, Inc.	9,000,000	180,000
Lowe's Companies, Inc.	17,915,000	1,005,569
Office Depot, Inc. (a)	11,443,800	215,372
PETsMART, Inc.	207,000	5,643
Staples, Inc.	15,062,000	382,424
TJX Companies, Inc.	7,000,000	171,920
		3,908,200
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	5,095,600	186,958
NIKE, Inc. Class B	3,198,500	249,067
		436,025
TOTAL CONSUMER DISCRETIONARY		11,239,652
CONSUMER STAPLES - 8.9%
Beverages - 2.5%
PepsiCo, Inc.	13,024,700	701,380
The Coca-Cola Co.	19,966,100	1,004,295
		1,705,675
Food & Staples Retailing - 2.6%
CVS Corp.	12,348,686	435,909
Safeway, Inc. (a)	914,000	18,810
Sysco Corp.	150,000	5,858
Wal-Mart Stores, Inc.	20,887,840	1,246,795
		1,707,372
Household Products - 2.1%
Colgate-Palmolive Co.	3,679,700	202,751
Kimberly-Clark Corp.	3,200,000	201,920
Procter & Gamble Co.	9,300,000	975,384
		1,380,055
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.8%
Avon Products, Inc.	1,300,000	$ 98,631
Gillette Co.	11,806,200	461,622
		560,253
Tobacco - 0.9%
Altria Group, Inc.	10,766,400	586,230
TOTAL CONSUMER STAPLES		5,939,585
ENERGY - 8.5%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	8,321,000	303,550
BJ Services Co. (a)	700,000	30,289
Cooper Cameron Corp. (a)	1,795,500	79,092
Diamond Offshore Drilling, Inc.	1,000,000	24,190
GlobalSantaFe Corp.	700,000	19,439
Halliburton Co.	5,299,600	161,055
Nabors Industries Ltd. (a)	1,900,000	86,925
Noble Corp. (a)	300,000	11,526
Pride International, Inc. (a)	1,500,000	25,590
Schlumberger Ltd. (NY Shares)	9,688,100	618,585
Smith International, Inc. (a)	278,600	14,908
Transocean, Inc. (a)	3,812,563	106,332
Weatherford International Ltd. (a)	2,020,000	84,901
		1,566,382
Oil & Gas - 6.1%
Anadarko Petroleum Corp.	2,700,000	140,022
Apache Corp.	5,903,210	254,842
BP PLC sponsored ADR	5,068,842	259,525
Burlington Resources, Inc.	4,829,925	307,328
ChevronTexaco Corp.	13,400,000	1,176,252
ConocoPhillips	4,752,059	331,741
Devon Energy Corp.	721,600	41,961
EnCana Corp.	400,000	17,296
Exxon Mobil Corp.	34,010,336	1,414,490
Occidental Petroleum Corp.	3,021,400	139,135
		4,082,592
TOTAL ENERGY		5,648,974
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 23.8%
Capital Markets - 4.4%
Bank of New York Co., Inc.	4,604,400	$ 145,039
Charles Schwab Corp.	5,425,000	62,984
Goldman Sachs Group, Inc.	5,548,500	578,986
J.P. Morgan Chase & Co.	10,883,100	456,546
Lehman Brothers Holdings, Inc.	1,500,000	124,305
Merrill Lynch & Co., Inc.	10,242,900	610,067
Morgan Stanley	16,350,970	936,911
		2,914,838
Commercial Banks - 5.6%
Bank of America Corp.	13,801,954	1,117,682
Bank One Corp.	11,826,900	644,803
Fifth Third Bancorp	2,050,000	113,509
Synovus Financial Corp.	3,959,775	96,816
U.S. Bancorp, Delaware	7,510,674	207,670
Wachovia Corp.	13,822,994	649,681
Wells Fargo & Co.	16,655,000	943,839
		3,774,000
Consumer Finance - 1.7%
American Express Co.	16,183,300	839,104
MBNA Corp.	10,399,950	287,351
		1,126,455
Diversified Financial Services - 4.6%
Citigroup, Inc.	59,755,653	3,089,366
Insurance - 5.4%
ACE Ltd.	1,000,000	42,660
AFLAC, Inc.	4,047,000	162,447
Allstate Corp.	2,500,000	113,650
American International Group, Inc.	34,158,570	2,437,214
Berkshire Hathaway, Inc. Class A (a)	557	51,968
Hartford Financial Services Group, Inc.	3,000,000	191,100
MetLife, Inc.	6,000,000	214,080
The Chubb Corp.	300,000	20,862
Travelers Property Casualty Corp.:
Class A	9,900,000	169,785
Class B	5,925,605	102,335
W.R. Berkley Corp.	825,000	32,901
XL Capital Ltd. Class A	600,000	45,624
		3,584,626
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.2%
Capital Lease Funding, Inc.	43,500	$ 558
Equity Office Properties Trust	2,986,400	86,277
Equity Residential (SBI)	2,543,000	75,909
		162,744
Thrifts & Mortgage Finance - 1.9%
Countrywide Financial Corp.	267,880	25,690
Fannie Mae	14,551,900	1,081,934
Freddie Mac	466,400	27,546
Golden West Financial Corp., Delaware	1,100,000	123,145
		1,258,315
TOTAL FINANCIALS		15,910,344
HEALTH CARE - 12.5%
Biotechnology - 1.4%
Amgen, Inc. (a)	2,002,230	116,470
Biogen Idec, Inc. (a)	3,075,000	170,970
Charles River Laboratories International, Inc. (a)	1,354,700	58,049
Genentech, Inc. (a)	3,442,000	364,232
Genzyme Corp. - General Division (a)	1,300,000	61,152
Gilead Sciences, Inc. (a)	2,100,000	117,117
MedImmune, Inc. (a)	1,000,000	23,080
Millennium Pharmaceuticals, Inc. (a)	1,700,000	28,730
		939,800
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	3,200,000	98,848
Boston Scientific Corp. (a)	3,088,500	130,891
Guidant Corp.	625,000	39,606
Medtronic, Inc.	10,200,000	487,050
St. Jude Medical, Inc. (a)	900,000	64,890
		821,285
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	12,540,336	864,029
UnitedHealth Group, Inc.	6,559,400	422,688
		1,286,717
Pharmaceuticals - 7.9%
Abbott Laboratories	9,346,500	384,141
Allergan, Inc.	250,000	21,040
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Bristol-Myers Squibb Co.	7,150,900	$ 173,266
Eli Lilly & Co.	1,200,000	80,280
Forest Laboratories, Inc. (a)	2,900,000	207,698
Johnson & Johnson	23,120,200	1,172,657
Merck & Co., Inc.	15,965,400	705,511
Pfizer, Inc.	51,986,495	1,822,127
Schering-Plough Corp.	10,332,700	167,596
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,500,000	95,115
Wyeth	11,928,500	447,915
		5,277,346
TOTAL HEALTH CARE		8,325,148
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	4,295,400	145,399
Lockheed Martin Corp.	4,100,000	187,124
Northrop Grumman Corp.	300,000	29,526
United Technologies Corp.	2,100,000	181,230
		543,279
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	1,400,000	97,776
Building Products - 0.3%
Masco Corp.	5,665,200	172,449
Commercial Services & Supplies - 0.7%
Cendant Corp.	11,100,000	270,729
ChoicePoint, Inc. (a)	1,139,066	43,319
Ionics, Inc. (a)	360,000	10,224
Manpower, Inc.	1,051,800	48,909
Republic Services, Inc.	1,600,000	43,312
Robert Half International, Inc. (a)	2,124,900	50,190
		466,683
Electrical Equipment - 0.2%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	2,732,400	163,725
		163,725
Industrial Conglomerates - 5.2%
3M Co.	5,726,240	468,807
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	67,538,400	$ 2,061,272
Tyco International Ltd.	33,369,755	956,043
		3,486,122
Machinery - 0.7%
Caterpillar, Inc.	800,000	63,256
Dover Corp.	1,000,000	38,770
Illinois Tool Works, Inc.	2,222,300	176,073
Ingersoll-Rand Co. Ltd. Class A	2,568,850	173,783
Trivest 1992 Special Fund Ltd. (c)	26,600,000	266
		452,148
Road & Rail - 0.0%
CSX Corp.	500,000	15,145
TOTAL INDUSTRIALS		5,397,327
INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 3.4%
Adtran, Inc.	500,000	15,015
Brocade Communications Systems, Inc. (a)	2,600,000	17,316
Cisco Systems, Inc. (a)	44,700,000	1,051,344
Juniper Networks, Inc. (a)	2,000,000	52,020
Motorola, Inc.	22,700,000	399,520
Nokia Corp. sponsored ADR	7,891,200	160,034
Nortel Networks Corp. (a)	5,100,000	30,243
QUALCOMM, Inc.	5,195,700	345,098
Research in Motion Ltd. (a)	513,500	47,941
Scientific-Atlanta, Inc.	200,000	6,468
Sonus Networks, Inc. (a)	500,000	1,855
Telefonaktiebolaget LM Ericsson ADR (a)	6,500,000	180,375
		2,307,229
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	800,000	21,640
Dell, Inc. (a)	20,500,000	689,210
EMC Corp. (a)	15,916,900	216,629
Hewlett-Packard Co.	14,800,000	338,032
International Business Machines Corp.	9,006,800	827,185
Lexmark International, Inc. Class A (a)	1,300,000	119,600
Network Appliance, Inc. (a)	500,000	10,725
		2,223,021
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	3,200,000	$ 101,216
Flextronics International Ltd. (a)	3,125,000	53,813
Thermo Electron Corp. (a)	2,471,500	69,894
Waters Corp. (a)	3,898,600	159,219
		384,142
Internet Software & Services - 0.7%
Yahoo!, Inc. (a)	9,960,900	484,000
IT Services - 0.5%
First Data Corp.	7,650,000	322,524
Semiconductors & Semiconductor Equipment - 3.5%
Altera Corp. (a)	500,000	10,225
Analog Devices, Inc.	3,807,732	182,809
Applied Materials, Inc. (a)	8,800,000	188,144
Intel Corp.	39,245,200	1,067,469
Intersil Corp. Class A	1,069,700	23,844
KLA-Tencor Corp. (a)	3,200,000	161,120
Lam Research Corp. (a)	499,200	12,585
Linear Technology Corp.	1,078,200	39,915
Semiconductor Manufacturing International Corp. sponsored ADR	302,520	4,568
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	3,000,000	31,320
Texas Instruments, Inc.	18,697,700	546,347
Xilinx, Inc. (a)	1,700,000	64,600
		2,332,946
Software - 4.1%
Adobe Systems, Inc.	3,338,600	131,641
Amdocs Ltd. (a)	500,000	13,895
BEA Systems, Inc. (a)	2,150,000	27,434
Electronic Arts, Inc. (a)	408,200	22,026
FileNET Corp. (a)	550,000	14,658
Intuit, Inc. (a)	800,000	35,904
Microsoft Corp.	71,604,200	1,787,957
Network Associates, Inc. (a)	2,000,000	36,000
Oracle Corp. (a)	19,095,000	229,331
SAP AG sponsored ADR	4,900,000	192,619
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Siebel Systems, Inc. (a)	3,500,000	$ 40,285
VERITAS Software Corp. (a)	7,675,000	206,534
		2,738,284
TOTAL INFORMATION TECHNOLOGY		10,792,146
MATERIALS - 1.3%
Chemicals - 0.5%
Dow Chemical Co.	4,400,000	177,232
E.I. du Pont de Nemours & Co.	1,900,000	80,218
Lyondell Chemical Co.	901,100	13,372
Praxair, Inc.	1,000,000	37,120
		307,942
Containers & Packaging - 0.0%
Packaging Corp. of America	400,000	9,024
Smurfit-Stone Container Corp. (a)	1,100,000	19,349
		28,373
Metals & Mining - 0.3%
Alcoa, Inc.	5,700,000	197,733
Paper & Forest Products - 0.5%
International Paper Co.	5,850,000	247,221
Weyerhaeuser Co.	1,300,000	85,150
		332,371
TOTAL MATERIALS		866,419
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.2%
BellSouth Corp.	13,003,100	360,056
Qwest Communications International, Inc. (a)	7,802,400	33,628
SBC Communications, Inc.	15,377,214	377,357
Verizon Communications, Inc.	18,933,004	691,812
		1,462,853
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
Nextel Communications, Inc. Class A (a)	9,700,000	$ 239,881
Vodafone Group PLC sponsored ADR	7,264,500	173,622
		413,503
TOTAL TELECOMMUNICATION SERVICES		1,876,356
TOTAL COMMON STOCKS (Cost $44,455,482)		65,995,951
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 1.08% (b) (Cost $990,433)	990,433,173	990,433
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $45,445,915)	66,986,384
NET OTHER ASSETS - (0.3)%	(189,392)
NET ASSETS - 100%	$ 66,796,992
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $266,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,690,600,000 and $9,553,798,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $702,000 for the period.

Income Tax Information

At March 31, 2004, the fund had a capital loss carryforward of approximately $4,395,821,000 of which $1,760,324,000, $2,372,897,000 and $262,600,000 will expire on March 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	March 31, 2004

Assets
Investment in securities, at value (including securities loaned of $301,349) (cost $45,445,915) - See accompanying schedule		$ 66,986,384
Receivable for investments sold		163,289
Receivable for fund shares sold		51,505
Dividends receivable		74,018
Interest receivable		847
Prepaid expenses		265
Other affiliated receivables		283
Other receivables		10,179
Total assets		67,286,770

Liabilities
Payable for fund shares redeemed	$ 144,843
Accrued management fee	26,948
Other affiliated payables	12,460
Other payables and accrued expenses	359
Collateral on securities loaned, at value	305,168
Total liabilities		489,778

Net Assets		$ 66,796,992
Net Assets consist of:
Paid in capital		$ 49,822,926
Undistributed net investment income		142,824
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,709,227)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,540,469
Net Assets, for 673,841 shares outstanding		$ 66,796,992
Net Asset Value, offering price and redemption price per share ($66,796,992 ÷ 673,841 shares)		$ 99.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended March 31, 2004

Investment Income
Dividends (including $465 received from affiliated issuers)		$ 948,454
Interest		30,731
Security lending		958
Total income		980,143

Expenses
Management fee Basic fee	$ 370,557
Performance adjustment	(49,137)
Transfer agent fees	123,251
Accounting and security lending fees	2,099
Non-interested trustees' compensation	336
Appreciation in deferred trustee compensation account	280
Custodian fees and expenses	959
Registration fees	333
Audit	426
Legal	323
Miscellaneous	559
Total expenses before reductions	449,986
Expense reductions	(3,142)	446,844
Net investment income (loss)		533,299
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $11,638 on sales of investments in affiliated issuers)	433,920
Foreign currency transactions	2
Total net realized gain (loss)		433,922
Change in net unrealized appreciation (depreciation) on investment securities		15,349,973
Net gain (loss)		15,783,895
Net increase (decrease) in net assets resulting from operations		$ 16,317,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2004	Year ended March 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,299	$ 501,849
Net realized gain (loss)	433,922	(2,833,789)
Change in net unrealized appreciation (depreciation)	15,349,973	(16,564,859)
Net increase (decrease) in net assets resulting from operations	16,317,194	(18,896,799)
Distributions to shareholders from net investment income	(529,813)	(463,049)
Share transactions Net proceeds from sales of shares	8,286,655	7,979,720
Reinvestment of distributions	517,381	451,374
Cost of shares redeemed	(11,958,810)	(12,724,727)
Net increase (decrease) in net assets resulting from share transactions	(3,154,774)	(4,293,633)
Total increase (decrease) in net assets	12,632,607	(23,653,481)

Net Assets
Beginning of period	54,164,385	77,817,866
End of period (including undistributed net investment income of $142,824 and undistributed net investment income of $139,287, respectively)	$ 66,796,992	$ 54,164,385
Other Information Shares
Sold	90,730	96,247
Issued in reinvestment of distributions	5,704	5,327
Redeemed	(128,913)	(154,048)
Net increase (decrease)	(32,479)	(52,474)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 76.69	$ 102.55	$ 104.50	$ 143.26	$ 129.75
Income from Investment Operations
Net investment income (loss) C	.76	.69	.45	.37	.59
Net realized and unrealized gain (loss)	22.44	(25.91)	(1.14)	(34.17)	25.04
Total from investment operations	23.20	(25.22)	(.69)	(33.80)	25.63
Distributions from net investment income	(.76)	(.64)	(.46)	(.27)	(.73)
Distributions from net realized gain	-	-	(.80)	(4.69)	(11.39)
Total distributions	(.76)	(.64)	(1.26)	(4.96)	(12.12)
Net asset value, end of period	$ 99.13	$ 76.69	$ 102.55	$ 104.50	$ 143.26
Total Return A, B	30.35%	(24.65)%	(.76)%	(24.22)%	21.11%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.77%	.89%	.89%	.75%
Expenses net of voluntary waivers, if any	.70%	.77%	.89%	.89%	.75%
Expenses net of all reductions	.70%	.76%	.88%	.88%	.74%
Net investment income (loss)	.83%	.82%	.43%	.29%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 66,797	$ 54,164	$ 77,818	$ 80,190	$ 109,095
Portfolio turnover rate	13%	21%	15%	24%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The fund is currently closed to new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 23,285,015
Unrealized depreciation	(2,046,358)
Net unrealized appreciation (depreciation)	21,238,657
Undistributed ordinary income	132,842
Capital loss carryforward	(4,395,821)

Cost for federal income tax purposes	$ 45,747,727

The tax character of distributions paid was as follows:

	March 31, 2004	March 31, 2003
Ordinary Income	$ 529,813	$ 463,049

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received sales charges of $685 on sales of shares of the fund all of which was retained. Effective June 23, 2003, after 4:00 p.m. Eastern time, the fund's sales charge was eliminated.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $32,196 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,574 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $568.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Extended Stay America, Inc.	$ 59,182	$ -	$ 75,843	$ 465	$ 36,749

Annual Report

Report of Independent Auditors

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Magellan. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Magellan Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Magellan. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Robert E. Stansky (48)
Year of Election or Appointment: 1996 Vice President of Magellan. Mr. Stansky also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Magellan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Magellan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Magellan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Magellan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Magellan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Magellan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Magellan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Magellan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Magellan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Magellan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Item 2. Code of Ethics

As of the end of the period, March 31, 2004, Fidelity Magellan Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Magellan Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Magellan Fund	$297,000	$307,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$8,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended March 31, 2004 and March 31, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Magellan Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$50,000	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Magellan Fund	$3,800	$3,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Magellan Fund	$56,600	$68,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$210,000	$210,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended March 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Magellan Fund	0%

(g) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate fees billed by PwC of $2,200,000A,B and $1,600,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A,B	2003A,B
Covered Services	$300,000	$250,000
Non-Covered Services	$1,900,000	$1,350,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Magellan Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	May 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	May 24, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	May 24, 2004